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EXHIBIT 32.1

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned, Oleg Khaykin, the Chief Executive Officer of International Rectifier Corporation (the "Company"), pursuant to 18 U.S.C. §1350, hereby certifies that:

(i)
Amendment No. 1 to the Annual Report on Form 10-K of the Company for the fiscal year ended June 29, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 24, 2014

/s/ OLEG KHAYKIN Oleg Khaykin Chief Executive Officer (Principal Executive Officer)

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002